                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   Seychelle Environmental Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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



July 27, 2001


Dear Shareholder;

         This has been an exciting period for our company. We have made some significant strides, which I am pleased to communicate to you.

         First of all, we have established a line of water filtration products which we believe are the finest in the industry. We continue to develop additional products and believe that these properties will be the basis of a strong, successful company.

         Secondly, we have developed a relationship to sell our products through Nikken Global, Inc. and Kenko World, which are first rate multi-level marketing companies. We have given exclusive marketing rights to these companies in certain defined product areas. So far, the relationship has been very good for all parties involved, and we believe that it will continue to be a part of our business plan for the foreseeable future.

         Finally, and perhaps most importantly, we have booked a profit for our first fiscal quarter ended May 31, 2001. We are optimistic that we will continue to be profitable. After over three years of hard work, it is gratifying to finally achieve the profitability which we have sought for so long. It has not only been the efforts of your management and employees, but also the encouragement and patience of our stockholders which has brought us to this profitability.

         With all of the positive news, our stock performance has been frankly disappointing. We definitely believe that it does not reflect the true progress we have made or the real potential of your company. The overall lackluster performance of the market certainly has not been helpful to us. However, we believe that our stock should be performing better.

         In the coming months, we will be making more of an effort to get our story out to the public. Hopefully, once the investing public knows us, we will see the true value of our stock reflected in our price.

         We look forward to the coming year with excitement and anticipation. Thank you for your continuing encouragement and support.


Sincerely,

Carl Palmer

                   Seychelle Environmental Technologies, Inc.
                              32921 Calle Perfecto
                      San Juan Capistrano, California 92675



                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001



TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of Seychelle Environmental Technologies, Inc., will be held at Jack's Restaurant, 24462 Del Prado, Dana Point, California 92629 on August 17, 2001, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The reelection of three (3) directors to the Board of Directors, to serve until their resignation or removal from office, or until their respective successor is elected and qualified;

         2. The ratification of Rushall, Reital & Randdall, CPA's as our auditors for the fiscal year ended February 28, 2002; and

         3. Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, our Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on July 20, 2001 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

         You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.


                                            By Order of the Board of Directors


                                            Carl Palmer, President


San Juan Capistrano, California
July 27, 2001

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                   Seychelle Environmental Technologies, Inc.
                              32921 Calle Perfecto
                      San Juan Capistrano, California 92675


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

                             INTRODUCTORY STATEMENT

         This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Directors of Seychelle Environmental Technologies, Inc. for use at the Annual Meeting of our Shareholders, to be held at Jack's Restaurant, 24462 Del Prado, Dana Point, California 92629 on August 17, 2001, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Reference in this document to "us," "we," or "the Company" refers to Seychelle Environmental Technologies, Inc. its predecessor and its subsidiaries.

        Shareholders of record at the close of business on July 20, 2001 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to us. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted "FOR" the change of name to be considered at the Annual Meeting or any adjournment thereof. We plan to mail proxy materials to shareholders of record on or about July 27, 2001.

                VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT

        The approval of the proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting.

         All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on July 20, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of July 20, 2001, we had 9,191,480 shares of common stock outstanding.

                                     VOTING

         Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not accumulate votes.


                       ACTION TO BE TAKEN UNDER THE PROXY

         Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: "FOR" the reelection of three (3) directors to the Board of Directors; "FOR" the ratification of Rushall, Reital & Randall, CPA's as our auditors for the fiscal year ended February 28, 2002; and "FOR" the consideration of any matters which may properly come before the Meeting, or any adjournment thereof.

         At this time, our management is not aware of any other business to come before the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

                              ELECTION OF DIRECTORS

                  We propose that our three (3) current Directors be re-elected to our Board of Directors, each such Director to hold office until the next Annual Meeting of shareholders or until their successors are elected and qualified. Our Directors and Executive Officers, their ages and positions held in the Company as of July 27, 2001 are as follows:

NAME                    AGE                    POSITION HELD
----                    ---                    -------------
Carl Palmer             67              President, Chief Executive
                                        Officer, Treasurer and
                                        Director

Paul H. Lusby           45              Secretary and Director

Donald S. Whitlock      30              Director

Michelle Rae Palmer     37              Vice President

Kenneth Rawald          76              Vice President-Engineering

         Our directors have served and will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. The officers serve at the discretion of our directors. There are no family relationships among the Company's officers and directors, nor are there any arrangements or understandings between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

         Carl Palmer. Mr. Palmer has been the President, CEO and a director of the Company since January, 1998. He is the founder of our company, innovator of the complete line of Seychelle water filtration products and primary spokesperson worldwide. He personally oversees every aspect of operations. He is the inventor of thirteen patented products related to water purification. Mr. Palmer received a Bachelors Degree from Whittier College.

         Paul H. Lusby. Mr. Lusby has been Secretary and a director of the Company since January, 1998. For the past six years he has been a principal of the law firm of Cooper Kardaras & Kelleher LLP, formerly Cooper, Kardaras & Scharf LLP. He has a Juris Doctor from the University of Virginia and a Bachelor of Arts from the University of Virginia. He has been an active member of the California Bar since 1982. He is also currently the Chairman of the Board of Pacific Clinics, a non-profit organization dedicated to providing behavioral and mental health care to children and adults suffering from behavioral and mental health disorders.

         Donald S. Whitlock. Mr. Whitlock has been a director of our Company since January, 1998. For the past six years, he has been a principal of International Corporate Development, Ltd., an investment banking firm headquartered in Aspen, Colorado. Mr. Whitlock is a Fellow of the Aspen Institute. He has a Bachelors degree in Economics from Loyola Marymount College.

         Michelle Rae Palmer. Ms. Palmer has been Vice President of our Company since January, 1998. Her past and present responsibilities include all aspects of accounting, reporting, corporate structure, operational configurations, implementation of product lines. She was co-inventor of the Pres 2 Pure(TM) water filtration system. She received a Bachelor of Arts Degree from California State University, Long Beach.

         Kenneth Rawald. Mr. Rawald has been a Vice President of Engineering since January, 1998. His primary responsibilities include product design and engineering, fixture design and assembly procedures. He provides necessary engineering drawings as well as presentation perspective sketches in various mediums for our Company and patent offices. He received a certification in Engineering from Pratt Institute.

         Compliance with Section 16(a) of the Securities Exchange Act of 1934.

         Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires our officers and directors and persons owning more than ten percent of our Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission

("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in our Form 10-KSB and proxy statement those individuals for whom one or more of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section. Mr. Lusby made an untimely filing of his Form 5 in the last fiscal year. The TAM Irrevocable Trust and Select Property Investments, LLC. also made untimely filings of its Forms 5 in the last fiscal year.

         The following table sets forth the Summary Compensation Table for the Chief Executive Officer and the compensated executive officers with salaries in excess of $100,000 per annum who were serving as executive officers at the end of the last three completed fiscal years. Compensation does not include minor business-related and other expenses paid by us. Such amounts in the aggregate do not exceed $10,000.

                           SUMMARY COMPENSATION TABLE

                            Annual Compensation                Long Term Compensation
                            -------------------                ----------------------
                                               Awards                  Payouts
                                       --------------------    ----------------------
Name                                             Other         Restricted      All
 and                       Salary      Annual    Stock(1)(3)      LTIP        Other
Principal(1)(2)(3)         Compen-      Bonus    Compen-        Award(s)     Options/
Position           Year    sation($)     ($)     sation ($)
------------------ ----    ---------   -------   -----------   ----------    ---------

Carl               2001    $ 13,600       --          --            --           --
Palmer             2000    $ 12,000       --          --            --           --
President(1)       1999          --       --          --            --           --

Michelle Rae       2001    $101,901       --          --            --           --
Palmer             2000    $101,901       --          --            --           --
Vice President     1999    $ 88,624       --          --            --           --

Jeff DeLong        2001          --       --          --            --           --
Vice               2000          --       --          --            --           --
President(2)       1999    $120,000       --          --            --           --

         (1) The fair value of Mr. Palmer's compensation, for accounting purposes, was estimated at $72,000 for fiscal 2001, 2000 and 1999, of which $58,400, $60,000 and $72,000 respectively was treated as capital contribution. Mr. Palmer serves as our President on a full-time basis.


         (2) Mr. DeLong also received a car allowance of $500 per month, of which $3,500 had been paid in cash through February 28, 1999. He resigned in February, 2000 to pursue other opportunities.

         We have no compensation committee, retirement, pension, sharing, stock option, insurance or other similar programs but plan to establish such programs in the future, although there are no definitive plans to do so at this time.

         During the 2001 fiscal year we issued 35,000 shares of our Common Stock as additional compensation to our employees for the 2001 fiscal year.

         For the fiscal years 2001 and 2000, we paid health care insurance for our employees. We have no pension plan. We have no plans or agreements which provide compensation in the event of a change in control. We have no plans or agreements which provide compensation in the event of termination of employment.

         We do not customarily pay members of our Board of Directors any fees for attendance or similar remuneration, but reimburse them for any out-of-pocket expenses incurred by them in connection with their activities.

         Mr. Paul Lusby, one of our directors and shareholders, provided legal services through his law firm for us during the 1999 fiscal year for which his firm was compensated $2,000 in cash and 100,000 shares of Common Stock, with a value of $50,000. During the fiscal year ended February 29, 2000, we granted but did not yet issue Mr. Paul Lusby 150,000 shares of Common Stock, valued at $75,000, as consideration for past services rendered as a member of the Board of Directors. During the fiscal year ended February 28, 2001, we granted Mr. Lusby an additional 50,000 shares of common stock and his law firm, a total of 100,000 shares of our common stock. These shares were issued after February 28, 2001.

         Mr. Donald S. Whitlock, one of our directors and shareholders, provided advice to us, through a firm with which he is associated, on capitalization and business development matters during the 1998 and 1999 fiscal years. The firm with which he is associated was issued 559,266 shares at inception and was paid $54,478 and $150,451, respectively. Subsequent to the 1999 fiscal year end, he was personally granted 40,000 shares of common stock valued at $20,000 for past services rendered as a member of our Board of Directors.

         The persons named in the accompanying form of Proxy intend to vote such Proxy FOR the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of certain Directors to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of shareholders. The Board of Directors recommends that shareholders vote FOR the election of each nominee.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We have appointed independent public accountants Rushall, Reital & Randall, CPA's for the fiscal year ended February 28, 2002. This appointment will be submitted to the shareholders for ratification at the Meeting.

         The submission of the appointment of Rushall, Reital & Randall, CPA's is not required by law or the bylaws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the meeting. The Board of Directors recommends a vote FOR the resolution.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

                             SOLICITATION OF PROXIES

         The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

      NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

         Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                   Seychelle Environmental Technologies, Inc.


                                            By: Carl Palmer
                                                 President
Dated: July 27, 2001

                                      PROXY
                       Seychelle Environmental Technologies, Inc.
                       32921 Calle Perfecto
                       San Juan Capistrano, California 92675


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         HE UNDERSIGNED hereby appoints and constitutes Carl Palmer, Donald S. Whitlock, and Paul H. Lusby, and each of them, as his true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders of Seychelle Environmental Technologies, Inc., to be held at Jack's Restaurant, 24462 Del Prado, Dana Point, California 92629, on August 17, 2001, at 10:00 a.m., local time and at any adjournment thereof, on all matters coming before said meeting.

         Management recommends a vote FOR items 1, 2, and 3. SHARES WILL BE SO VOTED UNLESS YOU INDICATE OTHERWISE:

         1. The reelection of the following to the Board of Directors, to serve until their resignation or removal from office, or until their respective successor is elected and qualified:

Carl Palmer                FOR [ ]   AGAINST [ ]     ABSTAIN [ ]

Donald S. Whitlock         FOR [ ]   AGAINST [ ]     ABSTAIN [ ]

Paul H. Lusby              FOR [ ]   AGAINST [ ]     ABSTAIN [ ]


         2. Ratification of, Reital & Randall Rushall, CPA's as our auditors for the fiscal year ended February 28, 2002:

         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

         3. To consider and act upon any matters which may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any business to come before the Meeting:

         FOR [ ]                   AGAINST [ ]                ABSTAIN [ ]



Dated:                 2001.



(Printed Name of Shareholder)


(Signature of Shareholder)

         This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.